Exhibit 99.1 Manitex International, Inc. Corporate Presentation (NASDAQ: MNTX) December 2012 “Focused manufacturer of engineered lifting equipment”

“Focused manufacturer
of engineered lifting
equipment”

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of managemet’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,”
“we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Third Quarter 2012 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.
Forward Looking Statements
& Non-GAAP Measures

Company Snapshot
“Focused manufacturer
of engineered lifting
equipment”
Manitex
International,
Inc.
Niches
Served
Company
Origin

Global provider of highly specialized and custom
configured cranes, materials and container handling
equipment sold through dealerships
Energy exploration and field development (including
Canadian oil sands and recent oil and natural gas
development initiatives throughout U.S.), power line
construction, military, railroads, port, government/agency
Launched as a private company in 2003, Manitex
International is publicly traded as NASDAQ:MNTX and has
steadily grown organically and as a consolidator in its
industry, acquiring seven branded product lines since
going public in 2006

“Focused manufacturer
of engineered lifting
equipment”

According to Forbes, this list compiles "an annual ranking of America's Best
Small Companies that have experienced strong growth over the past five years. The 2012 list highlights public companies with sales under $1 billion, which are ranked based on return on equity, sales growth and earnings growth over the past year and the past five years." Forbes methodology factored in stock performance versus each company's peer group during the last 12 months.
Companies 2012
#44 on Forbes Best Small

Summary Financials
“Focused manufacturer
of engineered lifting
equipment”
Financial Summary
Total Enterprise Val.
(11/29/2012):
$135.9 million
Market Cap (11/29/2012): $92.9 million
2011 Revenue: $142.3 million
2011 Net Income: $2.8 million
2011 EBITDA: $11.1 million
Stock Price (11/29/2012): $7.60
Capitalization
Diluted shares outstanding (9/30/2012): 12.2 million
Total Debt (9/30/2012): $46.3 million
Shares outstanding (11/9/2012) 12.2 million
(1)  2009 GAAP Net Income includes gain on bargain purchase of $3,815
(2)  2012 figures are per company estimates
Recent Announcements
11/16/12 - Named to Forbes Magazine “Best 100 US Small Companies List”
11/8/12 - Announced Record Quarterly Results for Q3 2012
10/15/12 - Announced Launch of New CD4415 Rough Terrain Crane

Revenues
Gross Margin (%)
EBITDA
EBITDA Margin (%)
Net income
Backlog
$000,  except percentages
2008 2009 2010 2011 2012 (2)
$106,341 $55,887 $95,875 $142,291 $200,000
16.4% 20.0% 24.3% 20.6% 20.0%
$5,416 $1,982 $8,676 $11,120 $18,300
5.1% 3.5% 9.0% 7.8% 9.0%
$1,799 $3,639
(1)
$2,109 $2,780 $8,000
$15,703 $22,122 $39,905 $83,700 $126,000

“Focused manufacturer
of engineered lifting
equipment”
•
•
•
•
Sign cranes
•
RT forklifts
•
Special mission-oriented
vehicles
•
Carriers
•
Heavy material handling
•
Transporters & steel mill
equipment
•
Specialized earthmoving,
railroad and material
handling equipment since
1945
•
Has built ~ 10,000 units
since 1945
•
Manufacturer of container
handling equipment for the
global port and inter-modal
sectors.
•
Products: reach stackers,
laden and unladen container
forklifts  & straddle carriers
Product Overview

Engineered lifting
equipment
Manitex boom trucks
SkyCrane aerial platforms

“Focused manufacturer
of engineered lifting
equipment”
Strong brand history
Acknowledged product development record
International dealers enable us to follow demand
Focused on specialized equipment and niche end-
markets
Core competencies
Products
Superior ROI
Niche Markets
Broad end-user base
Highly customized/specialized; will configure-to-
order
Parts and service an important part of business
model
Lower capital commitment for a boom truck vs.
competitors’ custom cranes of similar lifting
capacity
Usually less or no special permitting vs.
competitors’ custom cranes of similar lifting
capacity

Competitive Positioning

“Focused manufacturer
of engineered lifting
equipment”
Lifting Equipment
Market Overview
Market
Overview
• Principal products are boom truck cranes that vary in height and tonnage capacity
• Smaller tonnage cranes (<30 tons) are more focused on general construction markets while larger cranes (30+ tons) focus on power line construction and energy
• Larger tonnage cranes have had higher demand since economic downturn
• Boom truck cranes are typically less expensive than rough terrain and all terrain cranes
Manitex’s
Market
Position
• Broader market has seen ~65% of cranes shipped in the smaller tonnage range, while ~75% of
Manitex shipments have been in the larger tonnage
• Focus on being a niche player allows specialization tailored towards customers’ needs
• Production distribution skewed toward larger tonnage machines
• First to launch 50-ton crane (May 2007)
• Have developed a series of products around the demand for larger tonnage cranes
Source: Manitex International and MOTACC

“Focused manufacturer
of engineered lifting
equipment”
Replacement Parts & Service
Consistent Recurring Revenue
• Recurring revenue of approximately 20% of total sales
• Spares relate to swing drives, rotating components, and booms among others, many of which are proprietary
– Serve additional brands
– Service team for crane equipment
– Automated proprietary system implemented in principal operations

Revenue Growth Drivers
“Focused manufacturer
of engineered lifting
equipment”

Pie chart represents the difference/reconciliation between
$55.9M & $200M
R&D budget: up from ~ $1M to ~ $2.5M/year
Energy business was less than 10% in 2009,
R&D commitment
Of 2012 Revenues, approximately $48M due to
estimated ~ 50% in 2012
2009 – 2012

Investment Highlights
“Focused manufacturer
of engineered lifting
equipment”
Growth in End
Markets
Flexible
Operating
Model
Growth in
Backlog,
Revenues,
Earnings &
Cash Flow
Broad Industry
& Geographic
Distribution
Experienced
Management
• Niche markets with solid demand drivers for products
• Increased penetration in oil and gas, power grid and rail industries
• Demand in end markets – energy, railroad, and utilities – is expected to be consistently strong
• Customer focused design strategy
• Diversified product offering
• Quickly adaptable to changes in demand
• Commitment to innovation, research, & product development
• Expected impact from new product launches in 2013
• Eight of nine consecutive quarters of backlog growth; 6/30/12 backlog peak of $150M; 9/30/12 - $125M
• Full year 2011 sales up 48% to $142M; record EBITDA of $11.1M & adjusted EPS of $0.31
• 9-month YTD 2012 revenues, EBITDA, and EPS exceeds full year 2011
• 3Q 2012 EBITDA of $5.3M (10.0% of sales) represents a 70% Y-o-Y increase & a quarterly record for MNTX
• Focus on growing bottom line faster than top line; output increases expected 2012-2013 in North America
• End market diversity offers a cushion due to weak demand in segments
• North America currently represents ~75% of revenue, mitigating concerns of European economic climate
• Existing global presence (~20K units worldwide)
• International dealer network provides footprint for on-going international growth
• Seasoned senior management: over 70 years of collective industry experience
• Successfully integrated multiple acquisitions
• Significant management ownership

Financial Overview “Focused manufacturer of engineered lifting equipment” Manitex International, Inc. December 2012

Key Figures - Quarterly
“Focused manufacturer
of engineered lifting
equipment”

$53,380
$36,942
$52,946
$5,349
$3,147
$5,116
$2,504
$1,020
$2,308
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Q3-2012 Q3-2011 Q2-2012
Revenue EBITDA Net Income
USD thousands except as noted
Net sales $53,380 $36,942 $52,496
Gross profit 10,810 7,824 10,756
Gross margin % 20.3% 21.2% 20.5%
Operating expenses  6,343 5,591 6,560
Net Income 2,504 1,020 2,308
EBITDA 5,349 3,147 5116
EBITDA % of Sales 10.0% 8.5% 9.7%
Backlog ($ million) $125.7 $63.7 $149.6
Q3-2012 Q3-2011 Q2-2012

Summary Balance Sheet
“Focused manufacturer
of engineered lifting
equipment”

$000s
30-Sep-12 30-Jun-12 31-Dec-11 31-Dec-10 31-Dec-09
Current assets $103,450 $96,496 $71,209 $54,703 $40,147
Fixed assets 10,273 10,358 11,017 10,659 11,804
Other long-term assets 35,714 36,192 39,365 40,155 42,734
Total Assets
$149,437 $143,046 $121,591 $105,517 $94,685
Current liabilities $44,655 $44,193 $30,177 $23,011 $14,569
Long-term liabilities 47,574 48,398 44,620 39,232 39,688
Total Liabilities 92,229 92,591 74,797 62,243 54,257
Shareholders equity 57,208 50,455 46,794 43,274 40,428
Total liabilities & Shareholders equity
$149,437 $143,046 $121,591 $105,517 $94,685

Working Capital
“Focused manufacturer
of engineered lifting
equipment”
$000
Q3-2012 Q4-2011
Working Capital $58,795 $41,032
Days sales outstanding (DSO) 57 60
Days payable outstanding (DPO) 65 59
Inventory turns 2.8 2.7
Current ratio 2.3 2.4
Operating working capital 66,556 50,007
Operating working capital % of annualized
LQS
31.2% 34.2%
•Major movements in working capital increase Q3-2012 v Q4 2011 of $17.8m
•Cash ($3.2m), Receivables ($9.2m), inventory ($18.2m) 7 Prepaid ($1.2m), offset by increased accounts payable ($11.3m), and accrued expenses & other current liabilities ($2.4m)
•Inventory: increases in raw materials ($15.4m) and WIP ($1.5m) to support growth
•Operating working capital % decreased compared to Q4-2011, as revenue growth was achieved in the quarter as planned

“Focused manufacturer
of engineered lifting
equipment”
$000
Q3-2012 Q4-2011
Total Cash 3,305 71
Total Debt 46,304 42,227
Total Equity 57,208 46,794
Net capitalization 100,207 88,950
Net debt / capitalization 42.9% 47.4%
Quarterly EBITDA 5,349 2,876
Quarterly EBITDA % of sales 10.0% 7.9%
•Increase in cash $3.2m
•Increase in debt at 9/30/2012 from 12/31/2011 of $4.1m, ($0.8m net of cash)
• Increase in lines of credit, equipment finance and Italian working capital finance $10.3m
• Repayments of  $6.4 m on long term debt, including $3.8m paid early during Q2 & Q3-
2012
•N. American revolver facilities, based on available collateral at 9/30/12 was $38.5m.
•N. American revolver availability at 9/30/12 of $6.0m
•July 2012 raised $4.1m (gross) from equity to repay long term debt in Q3-2012
Debt & Liquidity
•
Net capitalization is the sum of debt plus equity minus cash
•
Net debt is total debt less cash

Experienced Management
Team
“Focused manufacturer
of engineered lifting
equipment”
Name & Title Experience
David Langevin
Chairman & CEO
20+ years principally with Terex
Andrew Rooke
President & COO
20+ years principally with Rolls Royce, GKN Sinter Metals,
Off-Highway & Auto Divisions
David Gransee
CFO & Treasurer
Formerly with Arthur Andersen,  15+ years with Eon Labs
(formerly listed)
Robert Litchev
President – Manufacturing Operations
10+ years principally with Terex
Scott Rolston
SVP Strategic Planning
13+ years principally with Manitowoc

2010 2008 2009 2007
Company Timeline
“Focused manufacturer
of engineered lifting
equipment”
2006 2004 2002 2005 2003 2011

January 2003:
Manitowoc divests
Manitex
July 2007: VCC
acquires Noble
forklift
December 2009: Acquire Load
King Trailers
August 2007: Sale of assets and
closure of legacy VCC business
November 2006:
Veri-Tek Acquires
LiftKing
July 2006: Manitex merges
into Veri-Tek, Intl. (VCC)
July 2010 : CVS Operating
Agreement
October 2008:
Crane & Machinery
and Schaeff Forklift
acquired
July 2009: Acquire Badger
Equipment Co.
July 2011: Closes
Acquisition of CVS
March 2002:
Manitowoc (NYSE:MTW)
acquires Grove
May 2008: Name changed to Manitex International
and listed on Nasdaq (MNTX)

Brand Products End Markets Drivers
• Boom trucks and cranes
• Sign cranes
• Parts
• Energy exploration
• Power transmission
• Industrial projects
• Infrastructure development
• Strong end market demand for specialized, competitively
differentiated products for oil, gas, and energy sectors
• Product development
• Rough terrain cranes
• Specialized construction
equipment
• Parts
• Railroad
• Construction
• Refineries
• Municipality
• Equipment replacement cycle in small tonnage flexible cranes for refinery market
• More efficient product offering across end markets
• Rough terrain forklifts
• Special mission-oriented
vehicles
• Custom specialized carriers
• Parts
• Military
• Utility
• Ship building
• Commercial
• Steady, profitable growth from both commercial and military application of products
• Custom trailers
• Hauling systems for heavy
equipment transport
• Parts
• Energy
• Mining
• Railroad
• Commercial construction
• U.S. energy exploration build-out
• Oil and gas exploration
• General infrastructure construction
• Reach stackers
• Container handling forklifts
• Parts
• Global container market • International container market and global trade
• Re-establishing customer relationships and select product categories
• Repair parts
• Crane dealership
• North American Equipment
Exchange
• Distributor of Terex
products
• Replacement parts
• Used equipment
• General construction environment

“Focused manufacturer
of engineered lifting
equipment”
Operating Companies